UNITED STATES
	SECURITIES AND EXCHANGE COMMISSION
	     Washington, D.C.  20549
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		FORM 8-K
	     CURRENT REPORT
	PURSUANT TO SECTION 13 OR 15(d)
     OF THE SECURITIES EXCHANGE ACT OF 1934
	Date of Report (Date of earliest event
	 reported):  January 6, 2003

		MAXTOR CORPORATION
	(Exact name of registrant as specified in its charter)
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Delaware				0-14016
(State or other jurisdiction 	(Commission File Number)
of incorporation)

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		510 Cottonwood Drive
	     Milpitas, California  95035
	(Address of principal executive offices)

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	Registrant's telephone number, including
	     area code:  (408) 432-1700

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Item 5.  Other Events and Regulation FD Disclosure

	On January 10, 2003, the Registrant issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K.



Item 7.  Exhibits

Exhibit No.	Description
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99.1		Maxtor Corporation press release dated January 10, 2003

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SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 13, 2003

			MAXTOR CORPORATION

			By:	/s/
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				Glenn H. Stevens
				Senior Vice President, General Counsel
				and Secretary